[COMPOSITE CONFORMED COPY]



                    AMENDMENT NO. 1 TO CREDIT AGREEMENT



         AMENDMENT dated as of December 31, 1993 to the Credit Agreement dated as of December 30, 1992 (the "Agreement") among THE TURNER CORPORATION (the "Borrower"), TURNER CONSTRUCTION COMPANY, as Guarantor, the BANKS listed on the signature pages thereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").


                           W I T N E S S E T H :


         WHEREAS, the Borrower and the undersigned Banks desire to amend the definition of Fixed Charges, the definition of Income Available for Fixed Charges, the definition of Consolidated Adjusted Current Liabilities, the covenant relating to Fixed Charge Coverage and the covenant relating to Debt in the Agreement;

         NOW, THEREFORE, the undersigned parties hereto agree as follows:

         SECTION 1.  Definitions; References.  Unless
  otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

         SECTION 2.  Fixed Charges.  The definition of
  "Fixed Charges" in Section 1.01 of the Agreement is amended to read as follows:

         "Fixed Charges" for any period means (i) interest expense (including interest expense under capital leases) and rental expense under operating leases, to the extent deducted in determining the consolidated net income of the Borrower and its Consolidated Subsidiaries for such period, and (ii) dividends on preferred stock of the Borrower and its Consolidated Subsidiaries for such period.

         SECTION 3.  Income Available for Fixed Charges.
  The definition of "Income Available for Fixed Charges" in
  Section 1.01 of the Agreement is amended to read as follows:

         "Income Available for Fixed Charges" for any period means the consolidated net income of the
         Borrower and its Consolidated Subsidiaries for such period, plus (to the extent deducted in determining such consolidated net income), without duplication:

         (i)  income taxes,

         (ii) depreciation and amortization,

         (iii)      Fixed Charges,

         (iv) any reduction in the carrying value of the Borrower's Rickenbacker facility, and

         (v) if such period includes the fourth fiscal quarter of 1993, the restructuring charge and reserves relating to real estate taken by the Borrower and its Consolidated
              Subsidiaries in such fiscal quarter,

    minus the sum of:

         (vi) any increase during such period in the carrying value of the Borrower's
              Rickenbacker facility, to the extent that such increase is included in such consolidated net income, and

         (vii) all cash payments made by the Borrower and its Consolidated Subsidiaries during such period that were not deducted in determining such consolidated net income because they were provided for in the restructuring charge referred to in clause (v) above.

         SECTION 4.  Consolidated Adjusted Current
  Liabilities.  The definition of "Consolidated Adjusted
  Current Liabilities" in Section 1.01 of the Agreement is amended to read as follows:

         "Consolidated Adjusted Current Liabilities" means
       at any date (i) the consolidated current liabilities of
         the Borrower and its Consolidated Subsidiaries plus
         (ii) the current liabilities of any Person (other than the Borrower or a Consolidated Subsidiary) which are Guaranteed by the Borrower or a Consolidated Subsidiary, all determined as of such date on the assumption that consolidated current liabilities includes all obligations of the Borrower or a Consolidated Subsidiary of which the Borrower reasonably expects the obligor would be relieved (by discharge, assumption by a third party or otherwise) upon sale of real estate which on such date is held for sale; provided that consolidated current liabilities of the Borrower and its Consolidated Subsidiaries shall not include any payments of principal of the Loans.

         SECTION 5.  Fixed Charge Coverage.  Section 5.10
  of the Agreement is amended to read as follows:

         SECTION 5.10.   Fixed Charge Coverage. The Fixed
    Charge Ratio will not, for any period of four consecutive fiscal quarters ending during any Period set forth below, be less than the ratio set forth opposite such Period:

                                          Minimum Fixed
               Period                          Charge Ratio

         October 1, 1993 through             1.10
         September 30, 1994

         October 1, 1994 through             1.25
         December 31, 1994

         January 1, 1995 through             1.35
         September 30, 1995

         October 1, 1995 through             1.60
         December 31, 1996

         SECTION 6.  Debt.  Section 5.08 of the Agreement
  is amended to read as follows:

              SECTION 5.08.  Debt.  The Leverage Ratio
    will at no time during any Period set forth below exceed the ratio set forth opposite such Period:

              Period              Maximum Leverage Ratio

         January 1, 1994 through             3.00
         December 31, 1994

         January 1, 1995 through             2.75
         December 31, 1995

         January 1, 1996 through             2.50
         December 31, 1996

         SECTION 7.  Interest Rates.  (a)  The definition
  of "Base Rate Margin" in Section 2.06(a) of the Agreement is amended to read as follows:

         The "Base Rate Margin" for any day means 0.75%.

    (b) The definition of "CD Margin" in Section 2.06(b) of the Agreement is amended to read as follows:

         The applicable "CD Margin" for any day means
         2.375%.

    (c)  The definition of "Euro-Dollar Margin" in Section
  2.06(c) of the Agreement is amended to read as follows:

         The "Euro-Dollar Margin" for any day means 2.25%.

         SECTION 8. Restricted Payments. The undersigned parties intend to negotiate in good faith a further amendment of the Agreement to add a covenant restricting the aggregate amount that may be applied by the Borrower and its Subsidiaries from time to time to pay dividends on or repurchase or otherwise retire shares of the Borrower's capital stock and/or any options, warrants or other rights to acquire shares of its capital stock.

         SECTION 9. Rights Otherwise Unaffected. This Amendment is limited to the matters expressly set forth herein. Except to the extent specifically amended hereby, all terms of the Agreement shall remain in full force and effect.

         SECTION 10.  Governing Law.  This Amendment shall
  be governed by and construed in accordance with the laws of the State of New York.

         SECTION 11. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date and year first written above when the Agent shall have received (i) duly executed counterparts hereof signed by the Borrower, the Guarantor and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) and (ii) payment of an amendment fee for the account of each Bank equal to 3/16 of 1% of such Bank's Commitment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                             THE TURNER CORPORATION


                             By  /s/David J. Smith
                                Title: Senior Vice
                                          President and
                                       Chief Financial
                                          Officer


                             TURNER CONSTRUCTION COMPANY


                             By  /s/Donald G. Sleeman
                                Title: Treasurer


                             MORGAN GUARANTY TRUST COMPANY
                               OF NEW YORK


                             By  /s/David T. Ellis
                                Title: Vice President


                             THE BANK OF NEW YORK


                             By  /s/Parry D. Gosling
                                Title: Assistant Vice
                                       President


                             CHEMICAL BANK


                             By  /s/Peter C. Eckstein
                                Title: Vice President


                             HARRIS TRUST AND SAVINGS BANK


                             By  /s/David L. Sauerman
                                Title: Vice President